Exhibit 99.2

Devon Energy Third-Quarter 2026

Supplemental Tables

TABLE OF CONTENTS:	PAGE:

Consolidated Statements of Earnings	2

Supplemental Information for Consolidated Statements of Earnings	3

Consolidated Balance Sheets	4

Consolidated Statements of Cash Flows	5

Production	6

Capital Expenditures and Supplemental Information for Capital Expenditures	7

Realized Pricing	8

Asset Margins	9

Core Earnings	10

EBITDAX	11

Net Debt, Net Debt-to-EBITDAX, Adjusted Operating Cash Flow and Adjusted Free Cash Flow and Reinvestment Rate	12

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2026			2025
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil, gas and NGL sales	$5,939	$5,106	$2,977	$2,578	$2,809
Oil, gas and NGL derivatives (1)	(914)	414	(701)	184	80
Marketing and midstream revenues	1,835	1,897	1,531	1,359	1,442

Total revenues	6,860	7,417	3,807	4,121	4,331

Production expenses (2)	1,651	1,393	894	861	895
Exploration expenses	14	16	25	5	8
Marketing and midstream expenses	1,855	1,874	1,547	1,389	1,453
Depreciation, depletion and amortization	1,684	1,416	904	890	879
Asset dispositions	—	(25)	1	(1)	(37)
General and administrative expenses	180	175	125	135	114
Financing costs, net (3)	147	125	109	107	109
Restructuring and transaction costs	69	246	19	—	9
Other, net	8	(187)	17	(12)	(11)

Total expenses	5,608	5,033	3,641	3,374	3,419

Earnings before income taxes	1,252	2,384	166	747	912
Income tax expense (4)	244	473	46	185	219

Net earnings	1,008	1,911	120	562	693
Net earnings attributable to noncontrolling interests	—	—	—	—	6

Net earnings attributable to Devon	$1,008	$1,911	$120	$562	$687

Net earnings per share:
Basic net earnings per share	$0.88	$2.04	$0.19	$0.91	$1.09
Diluted net earnings per share	$0.88	$2.03	$0.19	$0.90	$1.09
Weighted average common shares outstanding:
Basic	1,142	937	616	621	628
Diluted	1,146	940	618	622	629

SUPPLEMENTAL INFORMATION FOR CONSOLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES

(in millions)	2026			2025
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Derivative cash settlements	$(185)	$(116)	$(57)	$125	$50
Derivative valuation changes	(729)	530	(644)	59	30

Oil, gas and NGL derivatives	$(914)	$414	$(701)	$184	$80

(2) PRODUCTION EXPENSES

(in millions)	2026			2025
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Lease operating expense	$764	$626	$486	$479	$481
Gathering, processing & transportation	490	391	191	195	213
Production taxes	376	357	205	172	184
Property taxes	21	19	12	15	17

Production expenses	$1,651	$1,393	$894	$861	$895

(3) FINANCING COSTS, NET

(in millions)	2026			2025
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Interest based on debt outstanding	$150	$144	$118	$119	$125
Interest income	(7)	(22)	(14)	(14)	(18)
Other	4	3	5	2	2

Financing costs, net	$147	$125	$109	$107	$109

(4) INCOME TAX EXPENSE

(in millions)	2026			2025
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Current expense (benefit)	$276	$378	$(188)	$23	$(44)
Deferred expense (benefit)	(32)	95	234	162	263

Income tax expense (1)	$244	$473	$46	$185	$219

(1)

Devon recognized a one-time current tax benefit of approximately $218 million in Q1 2026 related to new tax guidance under the One Big Beautiful Bill Act. With that benefit pulled into Q1 and higher oil pricing, Q3’s 2026 current tax rate reflects a normalized go-forward run-rate.

CONSOLIDATED BALANCE SHEETS

(in millions)	2026			2025
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Current assets:
Cash, cash equivalents and restricted cash	$413	$1,009	$1,815	$1,434	$1,278
Accounts receivable	3,539	3,162	2,250	1,792	1,835
Inventory	382	356	319	336	361
Other current assets	490	522	378	444	393

Total current assets	4,824	5,049	4,762	4,006	3,867
Oil and gas property and equipment, based on successful efforts accounting, net	60,970	60,899	23,912	23,731	23,591
Other property and equipment, net	2,212	2,199	1,686	1,688	1,698

Total property and equipment, net	63,182	63,098	25,598	25,419	25,289
Goodwill	753	753	753	753	753
Right-of-use assets	566	509	312	299	247
Investments	1,074	992	715	727	679
Other long-term assets	415	492	403	395	386

Total assets	$70,814	$70,893	$32,543	$31,599	$31,221

Current liabilities:
Accounts payable	$1,637	$1,626	$975	$790	$934
Revenues and royalties payable	2,375	2,451	1,678	1,491	1,464
Short-term debt	822	1,497	999	998	998
Other current liabilities	2,015	1,466	1,082	807	646

Total current liabilities	6,849	7,040	4,734	4,086	4,042
Long-term debt	9,814	9,891	7,387	7,391	7,393
Lease liabilities	404	356	206	197	158
Asset retirement obligations	1,188	1,169	986	863	850
Other long-term liabilities	931	1,043	940	907	962
Deferred income taxes	9,615	9,647	2,862	2,627	2,466
Stockholders’ equity:
Common stock	114	115	62	62	63
Additional paid-in capital	29,673	30,045	5,316	5,388	5,618
Retained earnings	12,352	11,712	10,171	10,200	9,788
Accumulated other comprehensive loss	(119)	(120)	(121)	(122)	(119)
Treasury stock	(7)	(5)	—	—	—

Total stockholders’ equity	42,013	41,747	15,428	15,528	15,350

Total liabilities and equity	$70,814	$70,893	$32,543	$31,599	$31,221

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2026			2025
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Cash flows from operating activities:
Net earnings	$1,008	$1,911	$120	$562	$693
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	1,684	1,416	904	890	879
Leasehold impairments	7	9	3	(2)	1
Accretion of liabilities	8	7	4	3	4
Total (gains) losses on commodity derivatives	914	(414)	701	(184)	(80)
Cash settlements on commodity derivatives	(185)	(116)	(57)	125	50
(Gains) losses on asset dispositions	—	(25)	1	(1)	(37)
Deferred income tax expense (benefit)	(32)	95	234	162	263
Share-based compensation	51	71	22	22	24
Other	10	(204)	22	(5)	(45)
Changes in assets and liabilities, net	(657)	924	(299)	(38)	(62)

Net cash from operating activities	2,808	3,674	1,655	1,534	1,690

Cash flows from investing activities:
Cash acquired in Merger	—	581	—	—	—
Capital expenditures	(1,464)	(1,318)	(839)	(832)	(870)
Acquisitions of property and equipment	(320)	(2,729)	(190)	(101)	(197)
Divestitures of property and equipment and investments	6	88	2	2	38
Distributions from investments	10	13	9	11	7
Contributions to investments and other	(95)	(10)	(2)	(50)	(2)

Net cash from investing activities	(1,863)	(3,375)	(1,020)	(970)	(1,024)

Cash flows from financing activities:
Repayments of long-term debt	(750)	(500)	—	—	(485)
Repurchases of common stock	(414)	(197)	(69)	(250)	(250)
Dividends paid on common stock	(366)	(366)	(155)	(149)	(151)
Acquisition of noncontrolling interests	—	—	—	—	(260)
Repayment of finance leases	(3)	(2)	(3)	(8)	—
Shares exchanged for tax withholdings and other	(9)	(44)	(27)	—	(1)

Net cash from financing activities	(1,542)	(1,109)	(254)	(407)	(1,147)

Effect of exchange rate changes on cash	1	4	—	(1)	—

Net change in cash, cash equivalents and restricted cash	(596)	(806)	381	156	(481)
Cash, cash equivalents and restricted cash at beginning of period	1,009	1,815	1,434	1,278	1,759

Cash, cash equivalents and restricted cash at end of period	$413	$1,009	$1,815	$1,434	$1,278

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$352	$950	$1,763	$1,384	$1,229
Restricted cash	61	59	52	50	49

Total cash, cash equivalents and restricted cash	$413	$1,009	$1,815	$1,434	$1,278

PRODUCTION

	2026			2025
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil (MBbls/d)
Permian	389	329	225	234	223
Rockies	101	105	103	102	111
Eagle Ford	37	48	43	39	41
Anadarko	22	17	12	12	12
Marcellus	—	—	—	—	—
Other	4	4	4	3	3

Total	553	503	387	390	390

Natural gas liquids (MBbls/d)
Permian	256	206	137	146	134
Rockies	48	47	46	51	53
Eagle Ford	13	15	11	10	11
Anadarko	65	45	24	24	30
Marcellus	—	—	—	—	—
Other	—	1	—	—	—

Total	382	314	218	231	228

Gas (MMcf/d)
Permian	1,543	1,274	831	848	834
Rockies	230	237	230	234	245
Eagle Ford	69	85	76	56	70
Anadarko	538	396	235	246	261
Marcellus	2,018	1,258	—	—	—
Other	2	2	1	1	—

Total	4,400	3,252	1,373	1,385	1,410

Total oil equivalent (MBoe/d)
Permian	901	748	501	521	496
Rockies	187	192	187	192	205
Eagle Ford	61	77	66	57	63
Anadarko	177	128	75	77	85
Marcellus	336	210	—	—	—
Other	6	4	4	4	4

Total	1,668	1,359	833	851	853

CAPITAL EXPENDITURES

(in millions)	2026			2025
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Permian	$937	$731	$451	$454	$465
Rockies	203	196	218	231	191
Eagle Ford	112	97	120	137	141
Anadarko	83	129	38	32	25
Marcellus	98	70	—	—	—
Other	7	3	1	2	1

Total upstream capital	$1,440	$1,226	$828	$856	$823

Midstream and Corporate	56	43	20	27	36

Capital expenditures	$1,496	$1,269	$848	$883	$859

Acquisitions	320	2,729	151	141	197

Total capital	$1,816	$3,998	$999	$1,024	$1,056

SUPPLEMENTAL INFORMATION FOR CAPITAL EXPENDITURES

GROSS OPERATED SPUDS

	2026			2025
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Permian	103	103	57	48	60
Rockies	29	26	27	26	21
Eagle Ford	6	7	12	18	24
Anadarko	6	11	7	8	10
Marcellus	—	3	—	—	—

Total	144	150	103	100	115

GROSS OPERATED WELLS TIED-IN

	2026			2025
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Permian	100	88	53	45	61
Rockies	24	31	33	17	22
Eagle Ford	6	14	24	23	10
Anadarko	18	13	—	10	9
Marcellus	5	11	—	—	—

Total	153	157	110	95	102

NET OPERATED WELLS TIED-IN

	2026			2025
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Permian	84	67	49	35	40
Rockies	17	21	27	14	18
Eagle Ford	6	14	23	19	10
Anadarko	12	7	—	4	5
Marcellus	5	11	—	—	—

Total	124	120	99	72	73

AVERAGE LATERAL LENGTH	2026			2025
(based on wells tied-in)	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Permian	10,700’	10,600’	11,000’	11,800’	11,100’
Rockies	12,300’	11,500’	12,500’	11,600’	13,000’
Eagle Ford	10,800’	8,900’	7,000’	5,900’	7,200’
Anadarko	11,800’	10,000’	—	10,100’	10,000’
Marcellus	20,100’	14,000’	—	—	—

Total	11,400’	10,800’	10,500’	10,200’	10,300’

REALIZED PRICING

BENCHMARK PRICES

(average prices)	2026			2025
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$85.63	$92.47	$72.10	$59.09	$64.92
Natural Gas ($/Mcf) - Henry Hub	$2.96	$2.90	$5.05	$3.55	$3.07
NGL ($/Bbl) - Mont Belvieu Blended	$29.55	$29.23	$24.86	$23.67	$24.25
REALIZED PRICES
	2026			2025
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil (Per Bbl)
Permian	$84.88	$96.08	$70.89	$57.94	$63.89
Rockies	83.41	92.01	67.14	54.99	61.14
Eagle Ford	84.91	95.89	68.98	58.18	64.87
Anadarko	85.50	94.92	70.24	57.46	63.68
Marcellus	—	—	—	—	—

Realized price without hedges	84.69	95.10	69.66	57.19	63.21
Cash settlements	(5.15)	(7.01)	(1.72)	2.47	0.78

Realized price, including cash settlements	$79.54	$88.09	$67.94	$59.66	$63.99

Natural gas liquids (Per Bbl)
Permian	$24.77	$23.29	$19.60	$18.42	$18.25
Rockies	16.30	15.11	7.83	9.02	10.26
Eagle Ford	27.11	27.44	24.54	22.28	22.85
Anadarko	24.71	26.17	23.23	21.50	20.94
Marcellus	—	—	—	—	—

Realized price without hedges	23.81	22.70	17.80	16.86	17.01
Cash settlements	—	—	—	0.23	0.17

Realized price, including cash settlements	$23.81	$22.70	$17.80	$17.09	$17.18

Gas (Per Mcf)
Permian	$1.74	$(2.03)	$0.73	$0.96	$1.50
Rockies	(0.32)	(0.64)	1.80	0.33	(0.42)
Eagle Ford	2.55	2.36	4.01	3.14	2.78
Anadarko	2.54	2.40	4.03	3.13	2.57
Marcellus	2.18	2.17	—	—	—

Realized price without hedges	1.97	0.35	1.66	1.33	1.43
Cash settlements	0.19	0.70	0.02	0.25	0.15

Realized price, including cash settlements	$2.16	$1.05	$1.68	$1.58	$1.58

Total oil equivalent (Per Boe)
Permian	$46.59	$45.28	$38.44	$32.72	$36.18
Rockies	48.75	53.31	41.18	32.04	35.33
Eagle Ford	59.83	67.86	53.11	45.82	48.85
Anadarko	27.57	29.02	31.29	25.62	23.97
Marcellus	13.07	13.02	—	—	—

Realized price without hedges	38.70	41.30	39.70	32.92	35.82
Cash settlements	(1.20)	(0.94)	(0.76)	1.60	0.64

Realized price, including cash settlements	$37.50	$40.36	$38.94	$34.52	$36.46

ASSET MARGINS

BENCHMARK PRICES

(average prices)	2026			2025
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$85.63	$92.47	$72.10	$59.09	$64.92
Natural Gas ($/Mcf) - Henry Hub	$2.96	$2.90	$5.05	$3.55	$3.07
NGL ($/Bbl) - Mont Belvieu Blended	$29.55	$29.23	$24.86	$23.67	$24.25

PER-UNIT CASH MARGIN BY ASSET (per Boe)
	2026			2025
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Permian
Realized price	$46.59	$45.28	$38.44	$32.72	$36.18
Lease operating expenses	(5.70)	(5.39)	(5.19)	(5.11)	(5.38)
Gathering, processing & transportation	(2.60)	(2.81)	(2.57)	(2.57)	(2.94)
Production & property taxes	(3.34)	(3.69)	(2.91)	(2.44)	(2.52)

Field-level cash margin	$34.95	$33.39	$27.77	$22.60	$25.34

Rockies
Realized price	$48.75	$53.31	$41.18	$32.04	$35.33
Lease operating expenses	(9.30)	(8.87)	(10.02)	(9.05)	(8.27)
Gathering, processing & transportation	(1.01)	(1.03)	(1.04)	(1.03)	(0.99)
Production & property taxes	(4.10)	(4.43)	(3.32)	(2.64)	(3.04)

Field-level cash margin	$34.34	$38.98	$26.80	$19.32	$23.03

Eagle Ford
Realized price	$59.83	$67.86	$53.11	$45.82	$48.85
Lease operating expenses	(8.67)	(6.72)	(7.98)	(7.90)	(7.83)
Gathering, processing & transportation	(2.33)	(2.34)	(2.14)	(1.98)	(2.27)
Production & property taxes	(3.17)	(3.41)	(2.81)	(2.43)	(2.89)

Field-level cash margin	$45.66	$55.39	$40.18	$33.51	$35.86

Anadarko
Realized price	$27.57	$29.02	$31.29	$25.62	$23.97
Lease operating expenses	(2.77)	(3.18)	(3.76)	(3.19)	(3.25)
Gathering, processing & transportation	(4.75)	(5.45)	(6.64)	(6.19)	(5.98)
Production & property taxes	(1.46)	(1.55)	(1.71)	(1.22)	(1.30)

Field-level cash margin	$18.59	$18.84	$19.18	$15.02	$13.44

Marcellus
Realized price	$13.07	$13.02	—	—	—
Lease operating expenses	(0.82)	(0.59)	—	—	—
Gathering, processing & transportation	(5.40)	(5.36)	—	—	—
Production & property taxes	(0.16)	(0.18)	—	—	—

Field-level cash margin	$6.69	$6.89	—	—	—

Devon - Total
Realized price	$38.70	$41.30	$39.70	$32.92	$35.82
Lease operating expenses	(4.98)	(5.06)	(6.48)	(6.11)	(6.14)
Gathering, processing & transportation	(3.20)	(3.16)	(2.54)	(2.49)	(2.71)
Production & property taxes	(2.58)	(3.05)	(2.90)	(2.39)	(2.56)

Field-level cash margin	$27.94	$30.03	$27.78	$21.93	$24.41

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following tables summarize the effects of these items on third-quarter 2026 and second-quarter 2026 earnings.

	Quarter Ended September 30, 2026
	Before-tax	After-tax	Per Diluted Share
Total
Earnings (GAAP)	$1,252	$1,008	$0.88
Adjustments:
Asset and exploration impairments	9	7	0.01
Fair value changes in financial instruments	729	563	0.48
Restructuring and transaction costs	69	55	0.05

Core earnings (Non-GAAP)	$2,059	$1,633	$1.42

	Quarter Ended June 30, 2026
	Before-tax	After-tax	Per Diluted Share
Total
Earnings (GAAP)	$2,384	$1,911	$2.03
Adjustments:
Asset dispositions	(25)	(20)	(0.02)
Asset and exploration impairments	8	6	0.01
Deferred tax asset valuation allowance	—	(56)	(0.06)
Fair value changes in financial instruments	(528)	(408)	(0.43)
Restructuring and transaction costs	246	201	0.21
Gain on equity investment	(201)	(155)	(0.17)

Core earnings (Non-GAAP)	$1,884	$1,479	$1.57

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings before financing costs, net; income tax expense; exploration expenses; depreciation, depletion and amortization; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; gain on equity investments; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies.

	Q3 ‘26	Q2 ‘26	Q1 ‘26	Q4 ‘25	Q3 Annualized	Q3 ‘25
Net earnings (GAAP)	$1,008	$1,911	$120	$562	$4,032	$693
Financing costs, net	147	125	109	107	588	109
Income tax expense	244	473	46	185	976	219
Exploration expenses	14	16	25	5	56	8
Depreciation, depletion and amortization	1,684	1,416	904	890	6,736	879
Asset dispositions	—	(25)	1	(1)	—	(37)
Share-based compensation	40	33	22	22	160	21
Derivative & financial instrument non-cash val. changes	729	(530)	644	(59)	2,916	(30)
Restructuring and transaction costs	69	246	19	—	276	9
Gain on equity investment	—	(201)	—	—	—	—
Accretion on discounted liabilities and other	8	14	17	(12)	32	(11)

EBITDAX (Non-GAAP)	$3,943	$3,478	$1,907	$1,699	$15,772	$1,860

NET DEBT

Devon defines net debt as debt (includes short-term and long-term debt) less cash, cash equivalents and restricted cash. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	2026			2025
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Total debt (GAAP)	$10,636	$11,388	$8,386	$8,389	$8,391
Less:
Cash, cash equivalents and restricted cash	(413)	(1,009)	(1,815)	(1,434)	(1,278)

Net debt (Non-GAAP)	$10,223	$10,379	$6,571	$6,955	$7,113

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	2026			2025
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Net debt (Non-GAAP)	$10,223	$10,379	$6,571	$6,955	$7,113
EBITDAX (Non-GAAP) (1)	$11,027	$8,944	$7,234	$7,413	$7,845

Net debt-to-EBITDAX (Non-GAAP)	0.9	1.2	0.9	0.9	0.9

(1)	EBITDAX is an annualized measure using a trailing twelve-month calculation.

ADJUSTED OPERATING CASH FLOW AND ADJUSTED FREE CASH FLOW

Devon defines adjusted operating cash flow as total operating cash flow before balance sheet changes adjusted for after-tax restructuring costs. Devon defines adjusted free cash flow as adjusted operating cash flow less accrued capital expenditures (excluding acquisitions). Devon believes these measures provide a useful measure of available cash generated by operating activities for other investing and financing activities.

	2026			2025	2024
	Quarter 3	Quarter 2	Quarter 1	Full Year	Full Year
Total operating cash flow (GAAP)	$2,808	$3,674	$1,655	$6,711	$6,600
Changes in assets and liabilities, net	657	(924)	299	(151)	217

Cash from operations before balance sheet changes (Non-GAAP)	3,465	2,750	1,954	6,560	6,817
Cash restructuring and transaction costs, net of tax (Non-GAAP) (1)	41	174	19	26	9

Adjusted operating cash flow (Non-GAAP)	3,506	2,924	1,973	6,586	6,826
Capital expenditures (Accrued) (2)	(1,496)	(1,269)	(848)	(3,638)	(3,631)

Adjusted free cash flow (Non-GAAP)	$2,010	$1,655	$1,125	$2,948	$3,195

(1)	Cash restructuring and transaction costs is net of the associated current tax benefit, after taking into account permanently non-deductible transaction costs.
(2)

Excludes acquisition capital. Q3 2026, Q2 2026, Q1 2026, full-year 2025 and full-year 2024 exclude acquisition costs of $320 million, $2,729 million, $151 million, $362 million and $243 million, respectively.

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures (excluding acquisitions) divided by adjusted operating cash flow. Devon believes reinvestment rate provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

	2026			2025	2024
	Quarter 3	Quarter 2	Quarter 1	Full Year	Full Year
Capital expenditures (Accrued) (1)	$1,496	$1,269	$848	$3,638	$3,631
Adjusted operating cash flow (Non-GAAP)	$3,506	$2,924	$1,973	$6,586	$6,826

Reinvestment rate (Non-GAAP)	43%	43%	43%	55%	53%

(1)

Excludes acquisition capital. Q3 2026, Q2 2026, Q1 2026, full-year 2025 and full-year 2024 exclude acquisition costs of $320 million, $2,729 million, $151 million, $362 million and $243 million, respectively.

FOURTH-QUARTER 2026 GUIDANCE

Note: Devon’s fourth-quarter 2026 guidance includes the Eagle Ford assets through the expected closing of the sale, expected in early 2027.

PRODUCTION GUIDANCE

	Quarter 4
	Low	High
Oil (MBbls/d)	550	560
Natural gas liquids (MBbls/d)	377	387
Gas (MMcf/d)	4,400	4,500

Total oil equivalent (MBoe/d)	1,660	1,700

CAPITAL EXPENDITURES GUIDANCE

	Quarter 4
(in millions)	Low	High
Upstream capital	$1,275	$1,350
Midstream and other capital	15	45

Total capital	$1,290	$1,395

PRICE REALIZATIONS GUIDANCE

	Quarter 4
	Low	High
Oil - % of WTI	97%	100%
NGL - % of WTI	23%	26%
Natural gas - % of Henry Hub	60%	70%

OTHER GUIDANCE ITEMS

	Quarter 4
($ millions, except Boe and %)	Low	High
LOE per BOE	$4.90	$5.20
GP&T per BOE	$2.95	$3.15
Production and property taxes as % of upstream sales	6.0%	7.0%
Exploration expenses	$5	$15
Depreciation, depletion and amortization per BOE	$10.75	$11.25
General and administrative expenses per BOE	$1.10	$1.30
Financing costs, net	$120	$150

INCOME TAX GUIDANCE

	Quarter 4
(% of pre-tax earnings)	Low	High
Current income tax rate	17%	21%
Effective income tax rate	22%	23%

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2026, 2027 & 2028 HEDGING POSITIONS

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q4 2026	47,000	$72.01	87,000	$56.38	$73.98
Q1-Q4 2027	37,000	$73.59	94,466	$59.61	$88.38
Q1-Q4 2028	9,250	$73.59	—	$—	$—

	Three Way Collars
Period	Volume (Bbls/d)	Weighted Average Floor Sold Price ($/ Bbl)	Weighted Average Floor Purchased Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q4 2026	113,000	$49.36	$59.36	$72.36
Q1-Q4 2027	57,397	$47.25	$57.25	$73.14

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q4 2026	WTI/NYMEX	87,000	$0.96
Q4 2026	Midland Sweet	46,000	$1.10
Q4 2026	WTI/Brent	8,000	$(5.66)
Q4 2026	NYMEX Roll	113,000	$2.03
Q1-Q4 2027	WTI/NYMEX	32,466	$1.04
Q1-Q4 2027	Magellan East Houston	43,000	$1.83
Q1-Q4 2027	Midland Sweet	78,000	$1.05
Q1-Q4 2027	NYMEX Roll	16,575	$1.14

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q4 2026	247,500	$3.80	1,130,000	$3.36	$5.47
Q1-Q4 2027	—	$—	490,000	$3.17	$5.33

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q4 2026	Houston Ship Channel	50,000	$(0.29)
Q4 2026	Transco Leidy	250,000	$(0.78)
Q4 2026	Transco Zone 6 Non-NY	250,000	$(0.16)
Q4 2026	WAHA	350,000	$(1.86)
Q1-Q4 2027	Transco Leidy	47,500	$(0.65)
Q1-Q4 2027	Transco Zone 6 Non-NY	150,000	$0.35
Q1-Q4 2027	WAHA	135,041	$(1.30)

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of September 30, 2026.

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